UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2009

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California	90745-6209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 513-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 5, 2009, Dean M. Flatt was elected to the Board of Directors of Ducommun Incorporated (the “Company”). On November 7, 2009, Anthony J. Reardon, currently President and Chief Operating Officer of the Company, was elected as the Chief Executive Officer and to the Board of Directors of the Company effective January 1, 2010. Joseph C. Berenato, currently Chief Executive Officer of the Company, will retire as Chief Executive Officer on January 1, 2010, but will continue as the Chairman of the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 5, 2009, the Bylaws of the Company were amended to increase the number of directors from seven to nine.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Bylaws of Ducommun Incorporated, as amended and restated on November 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: November 11, 2009	By:	/S/ JAMES S. HEISER
James S. Heiser
Vice President and General Counsel